SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        March 27, 1997
                                                  ------------------------------

                               POWERTEL USA, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                0-14873                   84-0897771
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 (State or other jurisdiction    (Commission              (I.R.S. Employer
        of incorporation)         File Number)            Identification No.)


            100 S. Sunrise Way, # 475, Palm Springs, Ca             92262
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                 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code      (619) 837-0770
                                                   -----------------------------

         77-564B Country Club Drive Suite 340, Palm Desert, CA    92211
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         (Former name or former address, if changed since last report.)








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                               POWERTEL USA, INC.

                                      INDEX

Item Number and Caption                                        Page Number

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Item 5.        Other Events.................................       1

ITEM 5      OTHER EVENTS.

Effective on March 27, 1997, Registrant has changed its address and telephone numbers as follows:


                             100 S. Sunrise Way, # 475
                             Palm Springs, Ca 92262

                             (619) 837-0770



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          POWERTEL USA, INC.

                                           /s/ Kevin J. Quinn
                                          ---------------------------
                                          Kevin J. Quinn, Secretary

                                          Date   March 27, 1997
                                               ----------------------